                                                                    EXHIBIT 99.E

                              EMPLOYMENT AGREEMENT


         This Employment Agreement (this "Agreement") is entered into as of October __, 1997, by and between Bluegreen Corporation (collectively with any of its subsidiary corporations, "Bluegreen") and _______________ (the "Employee").

                                  Introduction

         BG/RDI Acquisition Corp. ("Buyer") and Bluegreen have entered into a Stock Purchase Agreement dated as of July 24, 1997 (the "Purchase Agreement") with the Employee, certain other individuals and the other corporations named therein pursuant to which the Buyer is acquiring the Shares. This Agreement is being entered into in connection with, and is a condition to, the closing of the transactions contemplated by the Purchase Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

         Bluegreen desires to retain the services of the Employee as of the closing, and the Employee wishes to be employed by Bluegreen. The Employee has detailed knowledge of various aspects of the Business and is in possession of proprietary and confidential information concerning such Business. The disclosure of such information or the engaging in competitive activities would cause substantial harm to Buyer and Bluegreen.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         Section 1. Term. Bluegreen shall employ the Employee for a three-year term commencing on the date of this Agreement and continuing until October __, 2000, unless earlier terminated pursuant to Section 7 (the "Employment Period").

         Section 2. Duties. The Employee shall serve as a Vice President of Bluegreen Resorts, Inc. and shall have such duties consistent with such position and as the Board of Directors of Bluegreen (the "Board") or the officer of Bluegreen from time to time designated by the Board for such purpose (the "Senior Officer") shall from time to time determine. The Employee will report to the Senior Officer (L. Nicholas Grey shall be the initial Senior Officer). The Employee will be based in _______________, but acknowledges that a substantial percentage of his time will be spent on travel for business purposes. The Employee shall receive no additional compensation for any services rendered in the event he serves as a director of Buyer, Bluegreen or any of their respective subsidiaries. The Employee shall also not, directly or indirectly, receive any compensation for any services provided by him to AmClub, Inc. It is understood that the Employee may provide services to AmClub, Inc., and the same shall not be deemed a breach of this Agreement.


         Section 3. Full Time; Best Efforts. During the term of this Agreement, the Employee shall use his best efforts to promote the interests of Bluegreen and shall devote his full business time and efforts to its business and affairs. The Employee shall not engage in any other activity which could reasonably be expected to interfere with the performance of his duties, services and responsibilities hereunder.

         Section 4. Compensation. During the term of his employment with Buyer, the Employee shall be entitled to receive a salary at the rate of $180,000 annually (the "Salary"), payable not less than monthly in arrears. Bluegreen may withhold from compensation payable to the Employee all applicable federal, state and local withholding taxes. The Employee shall not receive any compensation from any RDI Company other than as set forth in this Agreement.

         Section 5. Benefits. The Employee will be entitled to such reasonable and customary fringe benefits as are generally and regularly available to employees of Bluegreen and its subsidiaries, including health insurance and four
(4) weeks of vacation per year. In addition, during the term of this Agreement, Bluegreen will reimburse the Employee for the expenses listed on Exhibit A attached hereto in an aggregate amount not to exceed $20,000 per annum. The Employee will be entitled to reimbursement of all reasonable and necessary business expenses incurred by him in the ordinary course of business on behalf of Buyer, subject to presentation by the Employee of appropriate documentation and approval by Buyer (or in accordance with policies approved by Bluegreen). Bluegreen confirms and agrees that the Employee shall, with respect to his duties hereunder, be entitled to indemnification as provided in Bluegreen's Restated Articles of Organization.

         Section 6. Confidentiality and Noncompetition. In consideration of the other mutual promises contained herein, and to preserve the goodwill of Buyer and Bluegreen in connection with the transactions contemplated by the Purchase Agreement, the Employee agrees as follows:

                  (a) The Employee will not at any time, directly or indirectly, disclose or divulge, except as required in connection with the performance of his duties for Buyer and Bluegreen and except to legal counsel or as required or requested by any governmental agency or pursuant to or in response to any threat of legal process, any Confidential Information (as hereinafter defined) acquired by him during or in connection with his affiliation with or employment by Bluegreen, any of its subsidiaries or any RDI Company. As used herein, "Confidential Information" means all trade secrets and all other information of a business, financial, marketing, technical or other nature pertaining to Bluegreen, any of its subsidiaries or any RDI Company, all financial information on customers, lists of customers and customer leads, acquisition prospects and all information on agreements with suppliers and vendors of Bluegreen, any of its subsidiaries or any RDI Company, including information of others that Bluegreen, any of its subsidiaries or any RDI Company has agreed to keep confidential; provided, however, that Confidential Information shall not include any information that has entered or enters the public domain through no fault of the Employee or which the Employee is required to disclose by legal process or to defend himself in a legal proceeding.

                  (b) The Employee shall make no use whatsoever, directly or indirectly, of any Confidential Information, except as required in connection with the performance of his duties for Bluegreen.

                  (c) Upon Bluegreen's request at any time and for any reason, the Employee shall immediately deliver to Buyer all materials (including all copies) in his possession which contain or relate to Confidential Information.

                  (d) During the term of this Agreement, and for two years after such termination for any reason (but if the term of the Employment Agreement expires upon natural termination of the expiration of three (3) years from the date of employment, then for a term of one (1) year from the date of such termination) either individually or as a consultant to, or employee, officer, director, stockholder, manager, partner or other owner or participant in any business entity other than Bluegreen or its subsidiaries, directly or indirectly
(i) own, operate or sell a timeshare project within thirty (30) miles of a timeshare property developed and marketed by Bluegreen or any of its subsidiaries, (ii) accept contracts of management of timeshare associations under management to the RDI Company when those contracts existed at the time of Closing or are gained during the time of employment of the Employee or (iii) accept a management contract on a development within thirty (30) miles of any timeshare development managed or developed by Bluegreen or any of its subsidiaries, nor shall such Employee engage or participate in, assist or consult with, in any manner or in any capacity, or have any interest in or make any loan to, any Person or entity which is engaged in any business that does any of the foregoing.

                  (e) During the term of this Agreement, and the period after such termination for any reason which applies under clause (d) above, the Employee will not directly or indirectly, individually or as a consultant to, or employee, officer, director, stockholder, manager, partner or other owner or participant in any business entity other than Bluegreen, solicit or endeavor to entice away from Bluegreen or any of its subsidiaries, or otherwise materially interfere with the business relationship of any RDI Company or Bluegreen with,
(i) any person who is, or was within the four (4) month period immediately prior to the termination of the Employee's employment with Bluegreen, employed by or associated with any RDI Company or Bluegreen or (ii) any person or entity who is, or was within the one year period immediately prior to the termination of the Employee's employment with Bluegreen, a customer or client of, supplier to or other party having material business relations with any RDI Company or Bluegreen. Without limiting any injunctive or other equitable remedy available to Bluegreen, if the Employee shall breach the terms of clause (i) of this paragraph, the Employee shall be obligated to pay to Bluegreen as liquidated damages an amount equal to two (2) times the aggregate annual compensation of the applicable person as of the time of the wrongful act, it being agreed that the exact amount of monetary damages would be difficult to compute.

                  (f) Without limiting the remedies available to Buyer or Bluegreen, the Employee acknowledges that a breach of any of the covenants contained in this Section 6 could result in irreparable injury to Bluegreen for which there might be no adequate remedy at law, and that, in the event of such a breach or threat thereof, Bluegreen shall be entitled to obtain a temporary restraining order and/or a preliminary injunction and a permanent injunction restraining him from engaging in any activities prohibited by this Section 6 or such other equitable relief as may be required to enforce specifically any of the covenants of this Section 6. The foregoing provisions of this Section 6 shall survive the termination of this Agreement and shall continue thereafter indefinitely in full force and effect in accordance with the terms of this
Section 6.

                  (g) The Employee represents and warrants to Bluegreen that the execution and delivery of this Agreement, and the performance of his obligations hereunder, will not violate any agreement, obligation or commitment, including without limitation any obligation to any former employer not to compete or not to disclose or use confidential information, to which he is a party or by which he is bound.

                  (h) All references to Bluegreen in this Section 6 shall include any subsidiaries (direct or indirect) of Bluegreen engaged in the business of sales, development, marketing or management of timeshare, including the RDI Companies.

                  (i) Each party hereto acknowledges that (x) there are legitimate business interests justifying the covenants contained in this Section 6, including without limitation that the Employee has and will have trade secrets, valuable confidential business or professional information and substantial relationships with existing and prospective customers, suppliers and others, customer goodwill and specialized training and (y) the terms of this
Section 6 are reasonably necessary to protect such legitimate business interests. The provisions of this Section 6 are in addition to, and not in lieu of, the terms of Article 8 of the Purchase Agreement.

         Section 7. Termination. The Employee's employment with Buyer may be terminated at any time by Buyer or Bluegreen with or without cause. As used herein, "cause" shall mean the reasonable and good faith determination by the Board, after at least 10 days' notice to the Employee and after the Employee has had an opportunity to present his view of the relevant facts and circumstances to the Board, that the Employee has (a) breached Section 6 of this Agreement, breached his obligations hereunder to provide his full business, time and effort to the business of Bluegreen or engaged in repetitive insubordination or materially breached the AmClub Agreement, which breach or failure has not been cured by the Employee within 30 days after notice of breach or failure is given to the Employee, (b) engaged in criminal acts or gross or persistent misconduct relative to the affairs of Buyer or Bluegreen or (c) engaged in acts materially injurious to Buyer or Bluegreen or its/their reputation or acts of dishonesty affecting Buyer or Bluegreen. The Employee's employment with Bluegreen may also be terminated by Bluegreen upon the Employee's disability or death. As used herein, "disability" shall mean illness (mental or physical) or accident which, in the good faith and reasonable determination of the Board (or the Senior Officer referred to in Section 2 above)based on the report of a reputable physician, renders the Employee unable to perform his duties for six (6) months during any twelve (12) month period.

         If the Employee's employment is terminated for any reason, Bluegreen shall have no further obligation to make any payments or provide any benefits to the Employee hereunder except for (i) payments of Salary and vacation that had accrued but had not been paid prior to the date of termination of his employment and (ii) if the Employee's employment is terminated by Bluegreen without cause (as defined above) additional payments of Salary during the scheduled balance of this Agreement, payable in the same installments (and subject to the same withholdings) as if such employment had not been so terminated. Nothing contained herein shall limit the Employee's right following the termination of the Employee's employment for any reason to receive such medical benefits as to which he may be entitled under the Consolidated Omnibus Budget Reconciliation Act (COBRA) or any other benefits that the Employee is entitled to under Law.

         Section 8. Equity. Upon the execution of this Agreement, Bluegreen and the Employee will enter into a stock option agreement substantially in the form attached as Exhibit B hereto pursuant to which Bluegreen will grant the Employee an incentive stock option for the purchase of up to 60,000 shares of Bluegreen's common stock, subject to the terms and conditions set forth therein.

         Section 9. Enforceability, etc. This Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement. If any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provisions shall be construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by applicable law.

         Section 10. Notices. Any notice or other communication given pursuant to this Agreement shall be in writing and shall be personally delivered, sent by overnight courier or express mail, or mailed by first class certified or registered mail, postage prepaid, return receipt requested to the parties at their respective addresses set forth in the Purchase Agreement, or to such other address as the parties shall have designated by notice to the other parties.

         Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to their choice of law provisions.

         Section 12. Amendments and Waivers. No amendment or waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such amendment or waiver is sought unless it is made in writing and signed by or on behalf of such party. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate and be construed as a waiver or a continuing waiver by that party of the same or any subsequent breach of any provision of this Agreement by the other party.

         Section 13. Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors and administrators, successors and assigns, except that it may not be assigned by either party without the other party's consent, provided that Bluegreen may assign this agreement to any entity that acquires substantially all of Bluegreen's assets.

         Section 14. Entire Agreement. This Agreement constitutes the final and entire agreement of the parties with respect to the matters covered hereby and replaces and supersedes all other agreements and understandings relating hereto.

         Section 15. Counterparts. This Agreement may be executed in any number of counterparts, and with counterpart signature pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                                 * * * * * * * *

         IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument as of the date first above written.




                                       BLUEGREEN CORPORATION


                                       By:
                                          ------------------------------
                                                               (Title)




                                       ---------------------------------
                                       Employee